Exhibit 99.1

Management Presentation May 2008

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “will”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and involve risks, uncertainties and assumptions which are difficult to predict. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statementswe make. We have included important factors in the cautionary statements included in our Form 10-K for the year ended December 29, 2007, particularly in the “Risk Factors” sections, that we believe could cause actual results or events to differ materially from the forward-looking statements we make and we may update such “Risk Factors” in quarterly reports on Form 10-Q. Other risks, uncertainties and factors, including those discussed under “Risk Factors”, could cause our actual results to differ materially from any forward-looking statements we make. Our forward-looking statements do no reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially fromany results or circumstances anticipated in any forwardlooking statements as a result of uncertainties described in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not assume any obligation to update or revise any forward-looking statements after we distribute this presentation, or to update the reasons actual results could differmaterially fromthose anticipated in these forward-looking statements, even if new information becomes available in the future.

The FGX Advantage Leading market positions  #1 in readers, #1 in popular priced sunglasses in rapidly growing markets Fragmented competitive landscape with significant switch-out costs Portfolio of highly recognized brands  FosterGrant – Second most recognizable eyewear brand according to Women’s Wear Daily (#85 of Top 100 Brands in 2007 survey) Magnivision – the original reading glass brand Balanced business model Diversified business profile of readers, sunglasses and costume jewelry Largest segment (readers) provides over 50% of revenues and is non-seasonal and recession resistant Low-cost sourcing strategy Global outsourcing for over two decades 440 bps year over year improvement in gross margins in FY 2007 170 bps improvement in gross margins in Q1 2008 vs. Q1 2007 Multiple growth Opportunities New channels, cross-selling and international expansion Strategic optical acquisitions under consideration Customer service focus 2,000 person web enabled field service team 50 person merchant team interacting daily with accounts Experienced management team  Average senior management experience of over 20 years Key marketing executive recently added

Leading Market Positions in Key Product Categories

FosterGrant + Magnivision creates leading share in a growing market – 50%+ share in category that grows low double digits Magnivision – the original reading glass brand has #1 market share Foster Grant #1 market share in mass/popular priced sunglasses: estimated to be 20%+ of total market Fragmented competitive landscape with significant switch out costs creating barriers to entry Compelling Industry Trends

Favorable demographics for reading glasses with aging baby boomers Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses Readers and popular priced sunglasses are less susceptible to fluctuations in discretionary spending Desire for multiple, activity-specific sunglasses Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use

% Growth 2003 to 2015E 70% 60% 50% 40% 30% 20% 10% 0% (10%) (20%) 0-4 5-9 10- 15- 20- 25- 30- 35- 40- 45- 50- 55- 60- 65- 70- 75- 80+ Total 14 19 24 29 34 39 44 49 54 59 64 69 74 79 Source: U.S. Census Bureau Core Reader’s Market 55% of consumers own 2+ pairs of sunglasses

Source: Jobson/VCA data. 100,000 people surveyed. 5 pairs, 2% More than 5 Paris, 3%, 4 Paris, 4%, 3 Pairs, 12% 1 Pair, 46% 2 Pairs, 34%

Portfolio of Highly Recognized, Quality Eyewear Brands #85 on 2007 Women’s Wear Daily Top 100 brand list Only popular priced sunglasses brand that advertises #1 market position in readers Double the market share of the nearest competitor Target younger demographics Sold at premium price points ($50-$170) Expand distribution channel penetration Complements owned brands

Capitalize on Existing Brand Awareness First brand investment in 20+ years in 2007 • Second year of television advertising began April 2008 • $4mm actual/$7mm measured media spend in 2008 • FSI coupon drops planned for second quarter 2008 • Life In Focus campaign launched Fall 2007 • Print ads running in high circulation magazines e.g. Good Housekeeping • Pilot television advertisement planned for fourth quarter 2008

Latest TV Advertisement 8

Balanced Business Model 2007 Sales by Product Line 2007 Sales by Channel Revenue from diverse product assortment readers, sunglasses and costume jewelry Largest segment - reading glasses - are high margin, stable, non-seasonal Scalable international business Distribution through multiple channels Expanding penetration through new customers and cross-selling Mid- tier presents sizeable growth opportunity in all categories

International 15% Jewelry 10% Sunglasses 26% Reading Glasses 49% International 15% Other 2% Variety Store 7% Chain Grocery 7% Chain Drug 31% Mass Merchant 38%

Efficient, Low Cost Sourcing Model Scale 70 million units sourced annually Economies of scale drives pricing leverage Experience Over 25 years of China sourcing experience Operate Logistics office and Quality Control lab in Shenzhen, China Relationships Average relationship with top 10 suppliers over 10 years Supplier diversity – none represents over 15% Operating Efficiency Reduced air freight usage Lower display and tag costs GM improvements (53.8% in Q1‘08 vs. 52.1% in Q1‘07)

Expand Distribution Growth Strategies: a Multi-Pronged Approach Cross-sell product lines Further penetrate existing customers and channels Expand Product Offerings Expand to new customers and channels Expand fashionable optical products Enhance product features International Expansion Selective use of licensed brands Expand U.K. reading glasses presence Extend existing retail relationships internationally Strategic Acquisitions Utilize platform and management expertise for accretive acquisitions Strong Free Cash Flow and strengthened balance sheet enable acquisitions

Jack Flynn President 12

Significant Barriers to Entry Scale advantages Significant upfront investment required for competitive product buyback, fixtures and inventory to enter an account Nationally recognized optical brands Organizational infrastructure required to service national retailers Long term relationships at key retailers Long term contracts with most key accounts Recipient of vendor of the year awards from two leading national retailers Comprehensive customer management 2,000 person web enabled field service team 50 person merchant team providing collaborative planning, sales analysis and planogram management 20 person logistics and forecast team responsible for achieving 98-99% fill rate

Long-Standing Relationships with National Retailers Penetration in over 57,000 doors worldwide Target 2006 “Partner Award of Excellence” Rite Aid 2007 “Front End Supplier of the Year” Customer  Length of relationship  Product Assortment 20+ years  Sun, Readers, Jewelry, Frames 20+ years  Sun, Readers 18 years  Sun, Readers, Jewelry 15 years  Readers 14 years  Sun, Readers 13 years  Sun, Readers, Jewelry 12 years  Sun, Readers, Jewelry 11 years  Sun, Readers, Jewelry 11 years  Readers

Selected Cross-Selling Opportunities by Channel Share of Category Channel/Customer Reader Sun Jewelry Share of Category Channel/Customer Reader Sun Jewlry Mass Merchants Mid Tier/Department Stores Chain Drug Sporting Goods Grocery Variety > 50% Between 0% and 50% 0%

n/a n/a n/a n/a n/a n/a n/a n/a

Selected New Business Opportunities by Channel Category Opportunity Category Opportunity Channel/Customer Reader Sun Jewelry Channel/Customer Reader Sun Jewelry Club Specialty Grocery / Drug Mid Tier / Department Stores Variety Sporting Goods n/ab n/ab n/ab  n/ab n/ab n/ab n/ab n/ab n/ab n/ab  n/ab

Recent Change for Wal-Mart Reader Business 70% Wal-Mart Reader Modular Recently lost 5 skus of unbranded opening price point product Represents $8.0 - $10.0 million of annual net sales and EPS of $0.13 - $0.15 This will impact the 2nd half of fiscal 2008 ~$3.0 - $4.0 million of net sales and EPS of $0.06 - $0.07 Why this won’t happen with other customers… Branded product Service Fixtures Long-term contracts Fashion and design element Direct to Store Shipments

New Business Update Mass Merchants Fashion Reader Panel $2 - 3 million Specialty Sun and Reader Displays $1 Million Sun and Reader Displays $1 Million Reader Displays $4 - 5 Million

Channel/Customer New Business Pick Up Estimated Annual Revenues

Financial Overview Anthony DiPaola Executive Vice President Chief Financial Officer 19

Improved Capital Structure During 2007 • Enhanced financial flexibility by structuring loan agreement with a $75 million revolving credit facility and a $50 million accordion feature • Interest rate swap - fixed interest rate at 3.2% for $50 million of term loan • Debt balances decreased from $213.6 million at the end of 2006 to $120.3 million at the end of 2007 • Reduced leverage ratio (debt to Adjusted EBITDA(1)) to 2.2 times in 2007. Peak borrowings expected in Q2 2008 • Reduced annual run rate of interest expense from $22(2) million to $7 million for 2008 • Substantial Free Cash Flow for debt reduction, acquisitions, stock buybacks and to fund future growth; currently working $11.5 million stock buyback program (1) A reconciliation of the results “as reported”, which are in accordance with GAAP, to results “excluding adjustments” or to EBITDA, “EBITDA, excluding adjustments” or “Free Cash Flow”, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. (2)Does not include $2.8 mm charge for early extinguishment of debt.

Focus on Improving Gross Margin Gross Margin 52.1% 53.8% 35% 40% 45% 50% 55% 60% Q1 '07 Q1 '08 49.8% 54.2% 35% 40% 45% 50% 55% 60% 2006 2007 21

Strong Sales & EBITDA Momentum Annual Net Sales ($ in millions) Annual EBITDA(1) (1) A reconciliation of the results to EBITDA which is a non-GAAP measure is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. $209.2 $240.5 $256.0- $262.0 $180 $190 $200 $210 $220 $230 $240 $250 $260 $270 2006 2007 2008E $41.6 $48.6 $54.0- $59.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2006 2007 2008E ($ in millions)

Depreciation & Amortization Implications Fixture additions in 2007 and 2008 to support growth Above average current and near-term depreciation and amortization expense CAPEX D&A $18.4 $18.9 $20-$22 $0 $5 $10 $15 $20 $25 $30 2006 2007 2008E $10.9 $15.5 $16 – $18 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2006 2007 2008E ($ in millions) ($ in millions) Accounting Considerations Fixtures – 2 year depreciation and 4 year average useful life Depreciation and amortization expected to decrease significantly beginning in 2009

Free Cash Flow Per Share (1) $1.43 $1.54 $1.72- $1.86 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2006 2007 2008E (1) Free Cash Flow per share is defined as EBITDA (2) less Capital Expenditures diluted by an estimated 21.5 million shares (21.5 million shares were used for all fiscal years above for consistency purposes). (2) A reconciliation of the results to EBITDA and Free Cash Flow, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business.

Historical Financial Performance Summary Income Statement Consolidated Statement of Operations Data Q1 2008 Q1 2007 (in thousands, except per share amounts) Net sales 59,223 $ 61,149 $ Gross profit 31,877 31,837 Gross profit margin 53.8% 52.1% Operating expenses 26,312 23,795 Operating income 5,565 8,042 Interest expense (1,771) (5,498) Income tax expense 1,431 536 Net income 2,184 $ 1,918 $ Diluted earnings per share 0.10 $ 0.13 Q1 ‘07 net sales included benefit of Walgreens rollout Operating expense increase was due to depreciation and public company related costs Interest expense reduction was due to debt pay down and refinancing of remaining debt EPS reflects increased share count of 21.5 million shares in Q1‘08

Q2 2008 and Full Year 2008 Outlook (2) (in millions, except per share amounts)  $0.29 $0.72- $0.80 $0.00 $0.20 $0.40 $0.60 $0.80 2007 2008E $62.6 $70-$72 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 2007 Q2 2008E Q2 2008 and Full Year 2008 Outlook (2) $240.5 $256.0 - $262.0 $220.0 $230.0 $240.0 $250.0 $260.0 $270.0 2007 2008E Full Year Net Sales Q2 Net Sales Full Year EPS Full Year EBIDTA (1) $0.10 $0.16 - $0.18 $0.00 $0.10 $0.20 Q2 2007 Q2 2008E Q2 EPS $48.6 $54.0 - $59.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2007 2008E Q2 EBIDTA (1) $10.7 $11.0 - $13.0 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 Q2 2007 Q2 2008E (1) A reconciliation of the results to EBITDA, which is a non-GAAP measure, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. (2) Company guidance for second quarter and full year 2008 as of April 29, 2008.

Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus

Regulation G Disclosure March 29, 2008 March 31, 2007 Net sales 59,223 61,149 Cost of sales 27,346 29,312 Gross profit 31,877 31,837 Operating expenses: Selling expenses 18,538 17,114 General and administrative expenses 6,479 5,138 Amortization of acquired intangibles 1,295 1,543 Total operating expenses 26,312 23,795 Operating income 5,565 8,042 Interest expense, net 1,771 5,498 Other income (expense), net 8 38 Income before income taxes and minority interest 3,802 2,582 Income tax expense 1,431 536 Income before minority interest 2,371 2,046 Minority interest expense 187 128 Net income 2,184 $ 1,918 $ EPS: Basic 0.10 $ 0.13 $ Diluted 0.10 $ 0.13 $ Weighted average shares outstanding: Basic 21,290 14,838 Diluted 21,446 14,916 Capital expenditures 3,990 $ 5,596 $ The table below reconciles EBITDA to net income, the most directly comparable GAAP measure. Net income 2,184 $ 1,918 $ Interest expense, net 1,771 5,498 Income tax expense 1,431 536 Depreciation and amortization 5,131 4,574 EBITDA (2) 10,517 $ 12,526 $ EBITDA margin (EBITDA / net sales) 17.8% 20.5% The table below reconciles Free Cash Flow to the EBITDA table above. EBITDA 10,517 $ 12,526 $ Less: Capital Expenditures (3,990) (5,596) Free Cash Flow (2) 6,527 $ 6,930 $ Three Months Ended See accompanying Notes to Consolidated Statements of Income and Other Selected Data.

Regulation G Disclosure

FGX INTERNATIONAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA
(Unaudited, in thousands, except per share data)

Reconciliation of Results "As Reported" in accordance with GAAP to Results "Excluding Adjustments" [1], a non GAAP measure.	Twelve Months Ended					
	December 29, 2007			December 30, 2006		
	As Reported	Adjustments [1]	Excluding Adjustments	As Reported	Adjustments [1]	Excluding Adjustments
Net sales	240,463	152	240,615	209,208	5,024	214,232
Cost of sales	110,032	27	110,059	104,932	-	104,932
Gross profit	130,431	125	130,556	104,276	5,024	109,300
Operating expenses:						
Selling expenses	68,727	(71)	68,656	55,466	-	55,466
General and administrative expenses	21,183	(355)	20,828	17,918	-	17,918
Amortization of acquired intangibles	6,172	-	6,172	7,597	-	7,597
Abandoned lease charge	4,407	(4,407)	-	-	-	-
Total operating expenses	100,489	(4,833)	95,656	80,981	-	80,981
Operating income	29,942	4,958	34,900	23,295	5,024	28,319
Interest expense, net	24,710	(2,780)	21,930	21,951	-	21,951
Other income, net	117	-	117	154	-	154
Income before income taxes and minority interest	5,349	7,738	13,087	1,498	5,024	6,522
Income tax expense	294	2,940	3,234	4,245	1,909	6,154
Income (loss) before minority interest	5,055	4,798	9,853	(2,747)	3,115	368
Minority interest expense	347	-	347	233	-	233
Net income (loss)	$ 4,708	$ 4,798	$ 9,506	$ (2,980)	$ 3,115	$ 135
EPS: Basic	$ 0.30	$ 0.30	$ 0.60	$ (0.20)	$ 0.21	$ 0.01
Diluted	$ 0.29	$ 0.30	$ 0.59	$ (0.20)	$ 0.21	$ 0.01
Weighted average shares outstanding:						
Basic	15,941		15,941	14,838		14,838
Diluted	16,010		16,010	14,838		14,838
Capital expenditures	$ 15,472		$ 15,472	$ 10,948		$ 10,948
The table below reconciles EBITDA to net income, the most directly comparable GAAP measure.						
Net income (loss)	$ 4,708	$ 4,798	$ 9,506	$ (2,980)	$ 3,115	$ 135
Income tax expense	294	2,940	3,234	4,245	1,909	6,154
Interest expense, net	24,710	(2,780)	21,930	21,951	-	21,951
Depreciation and amortization	18,871	-	18,871	18,416	-	18,416
EBITDA [2]	$ 48,583	$ 4,958	$ 53,541	$ 41,632	$ 5,024	$ 46,656
EBITDA margin (EBITDA / net sales)	20.2%		22.3%	19.9%		21.8%
The table below reconciles Free Cash Flow to the EBITDA table above.						
EBITDA	$ 48,583	$ 4,958	$ 53,541	$ 41,632	$ 5,024	$ 46,656
Less: Capital Expenditures	(15,472)	-	(15,472)	(10,948)	-	(10,948)
Free Cash Flow [3]	$ 33,111	$ 4,958	$ 38,069	$ 30,684	$ 5,024	$ 35,708
Credit Statistics						
Debt	$ 120,311		$ 120,311	$ 213,583		$ 213,583
Leverage Ratio [3]						
(Debt to EBITDA [2])	2.5 x		2.2 x	5.1 x		4.6 x

See accompanying Notes to Consolidated Statements of Income and Other Selected Data.

FGX INTERNATIONAL NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA (1) We have presented the “Adjustments” and “Excluding Adjustments” columnar information for the fiscal years ended December 29, 2007 and December 30, 2006 because we believe it provides securities analysts, investors and other interested parties with more insight as to the Company's results without regard to certain significant events and transactions that occurred during the fiscal periods presented and that may or may not be recurring in nature. We believe the presentation of this data provides the reader with a greater understanding of the impact of certain items on specific U.S. Generally Accepted Accounting Principles (GAAP), or “as reported,” measures, including net income, operating income and gross profit. Management utilizes this information to better understand its operating results as well as the impact of and progress on certain strategic initiatives. The columnar information under the caption “Excluding Adjustments” are not substitutes for analysis of our results as reported under U.S. GAAP and should only be used as supplemental information. (2) EBITDA represents net income before interest, income taxes, depreciation and amortization. We believe that EBITDA, EBITDA “Excluding Adjustments” (See Note (1) above) and Free Cash Flow are performance measures that provide securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe EBITDA facilitates company to company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. It should not be considered either in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results presented in accordance with U.S. GAAP and using EBITDA only supplementally. (3) Results for fiscal 2007 include a $4.4 million pre-tax charge in connection with the continued vacancy at the Company's Miramar, Florida facility; $2.8 million pre-tax charge related to the early extinguishment of debt relative to the Company's refinancing of its remaining indebtedness to more favorable terms; and a $0.2 million pre-tax charge in connection with the recall of children's sunglasses. (4) Results for fiscal 2006 include a $3.6 million pre-tax charge related to the return of non-prescription reading glasses resulting from commitments made to a majority of U.K. retail customers. This charge is in connection with the implementation of our change in U.K. business strategy and merchandising including new fixtures, updated product line offerings and new signage; and a $1.4 million pre-tax charge incurred in connection with the write off of an asset related to the buyback of competitive product due to the loss of business from a customer that sold certain retail stores to a third party (5) The Leverage Ratios of Debt to EBITDA and Debt to EBITDA “Excluding Adjustments” for the fiscal years ended December 29, 2007 and December 30, 2006 are calculated by dividing the Company’s Debt balance at period then ended by the associated EBITDA measure on a trailing 12-month basis. This ratio of Debt to EBITDA is a credit metric commonly used by investors and credit agencies as an indicator of financial risk, including a company’s ability to repay or refinance its debt obligations. This ratio as defined above may not be similar to measures used by other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in our consolidated financial statements.